Exhibit 10.1

AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT

This AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT (this “Amendment”), is made as of October 31, 2016, by and among (a) AMETEK, INC., a Delaware corporation (together with its successors and assigns, the “Company”), and (b) each of the Noteholders (as defined below) signatory hereto, with respect to that certain Note Purchase Agreement, dated as of September 30, 2014, (as in effect immediately prior to giving effect to this Amendment, the “Existing Note Agreement” and, as amended pursuant to this Amendment and as may be further amended, restated or otherwise modified from time to time, the “Note Agreement”), by and among the Company and each holder of the Notes (collectively, the “Noteholders”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Existing Note Agreement.

RECITALS:

A.        The Company and the Noteholders are parties to the Existing Note Agreement, pursuant to which the Company issued and sold the Notes to the Noteholders; and

B.        The Company has requested, and the Majority Holders have agreed to, certain amendments to the provisions of the Existing Note Agreement, subject to the terms and conditions set forth herein.

AGREEMENT:

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Majority Holders agree as follows:

1.	AMENDMENTS TO EXISTING NOTE AGREEMENT.

Subject to the satisfaction of the conditions set forth in Section 3 hereof, the Existing Note Agreement is hereby amended by this Amendment as follows:

1.1.	Priority Debt.

Clause (c) of Section 10.1 of the Existing Note Agreement is hereby amended and restated in its entirety to read as follows:

“(c)      Priority Debt -- Priority Debt at any time to exceed 15% of Consolidated Total Assets (determined as of the end of the most recently ended fiscal quarter of the Company); provided, however, that no Lien created pursuant to Section 10.2(j) shall secure Indebtedness owing under the Bank Credit Agreement or any other note agreement to which the Company is a party unless the Notes are equally and ratably secured by all property subject to such Lien and no Subsidiary shall guaranty or otherwise become obligated in respect of such Indebtedness unless such Subsidiary guaranties, or becomes obligated in respect of, the Notes, in each case pursuant to documentation reasonably satisfactory to the Majority Holders. Notwithstanding the foregoing, any Foreign Subsidiary may become a borrower under the Bank Credit

Agreement, so long as it is liable only for the amount of its direct borrowings thereunder, and the Company shall not be required to cause such Foreign Subsidiary to guaranty the Notes in accordance with this clause (c), if (i) no Default or Event of Default exists and is continuing at the time such Foreign Subsidiary becomes a borrower under the Bank Credit Agreement and (ii) at such time the provision by such Foreign Subsidiary of a guaranty of the Notes would cause the earnings of such Foreign Subsidiary to be treated as a deemed dividend to such Foreign Subsidiary’s United States parent under the Code; provided, however, that a guaranty of the Notes from such Foreign Subsidiary shall be required to be delivered to the holders of Notes in accordance with this clause (c) on the earliest to occur thereafter of (x) a Default or Event of Default or (y) such time as the provision by such Foreign Subsidiary of a guaranty of the Notes would not cause the earnings of such Foreign Subsidiary to be treated as a deemed dividend to such Foreign Subsidiary’s United States parent under the Code. For the avoidance of doubt, (1) any borrowing by a Foreign Subsidiary under the Bank Credit Agreement shall constitute Priority Debt unless such Foreign Subsidiary shall have provided a guaranty or shall have otherwise become obligated in respect of the Notes in accordance with the terms of this Section 10.1(c), and (2) any Indebtedness owing under the Bank Credit Agreement or any other note agreement to which the Company is a party that is secured by a Lien created pursuant to Section 10.2(j) shall cease to constitute Priority Debt for purposes of the first sentence of this Section 10.1(c) at such time as the Notes are equally and ratably secured by all property subject to such Lien pursuant to documentation in form and substance reasonably satisfactory to the Majority Holders, including, without limitation, an intercreditor agreement and opinions of counsel to the Company and/or any applicable Subsidiary, as the case may be, from counsel reasonably acceptable to the Majority Holders.”

1.2.	Accounting Terms; Change in GAAP.

Section 22.6 of the Existing Note Agreement is hereby amended and restated in its entirety to read as follows:

22.6	Accounting Terms; Change in GAAP.

(a)         All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP. Except as otherwise specifically provided herein, all computations made pursuant to this Agreement shall be made in accordance with GAAP and all balance sheets and other financial statements with respect thereto shall be prepared in accordance with GAAP. Except as otherwise specifically provided herein, any consolidated financial statement or financial computation shall be done in accordance with GAAP; and, if at the time that any such statement or computation is required to be made the Company shall not have any Subsidiary, such terms shall mean a financial statement or a financial computation, as the case may be, with respect to the Company only.

(b)         For purposes of determining compliance with this Agreement (including, without limitation, Section 9, Section 10 and the definition of “Indebtedness”), any election by the Company to measure any financial liability using fair value (as permitted by Financial Accounting Standards Board Accounting Standards Codification Topic No. 825-10-25 – Fair Value Option, International Accounting Standard 39 – Financial Instruments: Recognition and Measurement or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made.

(c)        If the Company shall notify the holders of Notes that the Company wishes to amend any covenant in Section 10 to eliminate the effect of any change in GAAP on the operation of such covenant (or if the Majority Holders notify the Company that the Majority Holders wish to amend Section 10 for such purpose), then the Company and the holders of the Notes shall negotiate in good faith to make such adjustments as shall be necessary to eliminate the effect of such change in GAAP on such covenant; provided that, until agreement is reached on such adjustments, the Company’s compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Company and the Majority Holders, and the Company shall provide to the holders of Notes, with each certificate delivered pursuant to Section 7.2, a reconciliation showing calculations with respect to such covenant before and after giving effect to such change in GAAP.

1.3.	Definition of “Significant Subsidiary”.

The definition of “Significant Subsidiary” in Schedule B of the Existing Note Agreement is hereby amended and restated in its entirety to read as follows:

“Significant Subsidiary” means, at any time, each Subsidiary the total assets of which account for at least 10% of Consolidated Total Assets (determined as of the end of the Company’s then most recently ended fiscal quarter) and any two or more Subsidiaries the total assets of which, taken together, represent, on an aggregate basis, not less than 10% of Consolidated Total Assets (determined as of the end of the Company’s then most recently ended fiscal quarter).

2.	WARRANTIES AND REPRESENTATIONS.

To induce the Majority Holders to enter into this Amendment, the Company represents and warrants to each of the Noteholders that as of the First Amendment Effective Date:

2.1.	Corporate and Other Organization and Authority.

The Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware and has the requisite corporate power and authority to execute and deliver this Amendment and to perform its obligations hereunder and under the Note Agreement.

2.2.	Authorization, etc.

This Amendment has been duly authorized by all necessary corporate action on the part of the Company. Each of this Amendment and the Note Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by:

(a)        applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and

(b)        general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

2.3.	No Conflicts, etc.

The execution and delivery by the Company of this Amendment and the performance by the Company of its obligations under each of this Amendment and the Note Agreement do not conflict with, result in any breach in any of the provisions of, constitute a default under, violate or result in the creation of any Lien upon any property of the Company under the provisions of:

(a)        any charter document, constitutive document, agreement with shareholders or members, bylaws or any other organizational or governing agreement of the Company;

(b)        any agreement, instrument or conveyance by which the Company or any of its Subsidiaries or any of their respective properties may be bound or affected; or

(c)        any statute, rule or regulation or any order, judgment or award of any court, arbitrator or Governmental Authority by which the Company or any of its Subsidiaries or any of their respective properties may be bound or affected.

2.4.	Governmental Consent.

The execution and delivery by the Company of this Amendment and the performance by the Company of its obligations hereunder and under the Note Agreement do not require any consents, approvals or authorizations of, or filings, registrations or qualifications with, any Governmental Authority on the part of the Company.

2.5.	No Defaults.

No event has occurred and is continuing and no condition exists which, immediately before or immediately after giving effect to the amendments provided for in this Amendment, constitutes or would constitute a Default or an Event of Default.

2.6.	No Amendment Fee.

Neither the Company nor any of its Affiliates is paying any fee or giving any other consideration for the execution and delivery of the amendments to other note agreements to which it is a party, which are similar to this Amendment.

3.	CONDITIONS TO EFFECTIVENESS OF AMENDMENTS.

The amendments of the Existing Note Agreement as set forth in this Amendment shall become effective as of the date first written above (the “First Amendment Effective Date”), provided that each of the following conditions shall have been satisfied:

(a)        each Noteholder shall have received a fully executed copy of this Amendment executed by the Company and the Majority Holders;

(b)        the representations and warranties set forth in Section 2 of this Amendment shall be true and correct on and as of the First Amendment Effective Date; and

(c)        the Company shall have paid all reasonable fees, charges and disbursements of counsel to the Noteholders incurred in connection with this Amendment and the transactions contemplated hereby.

4.	MISCELLANEOUS.

4.1.	Governing Law.

THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

4.2.	Duplicate Originals; Electronic Signature.

Two or more duplicate originals of this Amendment may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument. This Amendment may be executed in one or more counterparts and shall be effective when at least one counterpart shall have been executed by each party hereto, and each set of counterparts that, collectively, show execution by each party hereto shall constitute one duplicate original. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

4.3.	Waiver and Amendments.

Neither this Amendment nor any term hereof may be changed, waived, discharged or terminated orally, or by any action or inaction, but only by an instrument in writing signed by each of the parties signatory hereto.

4.4.	Costs and Expenses.

Whether or not the amendments contemplated by this Amendment become effective, the Company confirms its obligation under Section 15.1 of the Note Agreement and agrees that, on the First Amendment Effective Date (or if an invoice is delivered subsequent to the First Amendment Effective Date or if such amendments do not become effective, promptly after receiving any statement or invoice therefor), it will pay all costs and expenses of the Noteholders relating to this Amendment, including, but not limited to, the statement for reasonable fees and disbursements of the Noteholders’ special counsel presented to the Company at least one Business Day prior to the First Amendment Effective Date. The Company will also promptly pay, upon receipt thereof, each additional statement for reasonable fees and disbursements of the Noteholders’ special counsel rendered after the First Amendment Effective Date in connection with this Amendment.

4.5.	Successors and Assigns.

This Amendment shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto. The provisions hereof are intended to be for the benefit of the Noteholders and shall be enforceable by any successor or assign of any such Noteholder, whether or not an express assignment of rights hereunder shall have been made by such Noteholder or its successors and assigns.

4.6.	Survival.

All warranties, representations, certifications and covenants made by the Company in this Amendment shall be considered to have been relied upon by the Noteholders and shall survive the execution and delivery of this Amendment, regardless of any investigation made by or on behalf of the Noteholders.

4.7.	Part of Existing Note Agreement; Future References, etc.

This Amendment shall be construed in connection with and as a part of the Note Agreement and, except as expressly amended by this Amendment, all terms, conditions and covenants contained in the Existing Note Agreement are hereby ratified and shall be and remain in full force and effect. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Amendment may refer to the Existing Note Agreement without making specific reference to this Amendment, but nevertheless all such references shall include this Amendment, unless the context otherwise requires.

4.8.	Affirmation of Obligations under Existing Note Agreement and Notes; No Novation.

Anything contained herein to the contrary notwithstanding, this Amendment is not intended to and shall not serve to effect a novation of the obligations under the Existing Note Agreement. Instead, it is the express intention of the parties hereto to reaffirm the indebtedness created under the Existing Note Agreement, as amended by this Amendment, and the Notes. The Company hereby acknowledges and affirms all of its respective obligations under the terms of the Existing Note Agreement, as amended by this Amendment, and the Notes. The execution, delivery and effectiveness of this Amendment shall not be deemed, except as expressly provided herein, (a) to operate as a waiver of any right, power or remedy of any of the Noteholders under the Existing Note Agreement or the Notes, nor constitute a waiver or amendment of any provision thereunder, or (b) to prejudice any rights which any Noteholder now has or may have in the future under or in connection with the Note Agreement or the Notes or under applicable law.

[Remainder of page intentionally left blank. Next page is signature page.]

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment No. 1 to Note Purchase Agreement to be executed on its behalf by a duly authorized officer or agent thereof.

Very truly yours,

AMETEK, INC.

By:	/s/ William J. Burke
Name:	William J. Burke
Title:	Executive Vice President, Chief Financial Officer & Treasurer

[Signature page to Amendment No. 1 to 2014 Note Purchase Agreement - Ametek]

The foregoing is hereby agreed to as of the date hereof.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By:	Barings LLC as Investment Adviser

	By:	/s/ Andrew T. Kleeman
Name: Andrew T. Kleeman
Title: Managing Director

C.M. LIFE INSURANCE COMPANY
By:	Barings LLC as Investment Adviser

	By:	/s/ Andrew T. Kleeman
Name: Andrew T. Kleeman
Title: Managing Director

MASSMUTUAL ASIA LIMITED
By:	Barings LLC as Investment Adviser

	By:	/s/ Andrew T. Kleeman
Name: Andrew T. Kleeman
Title: Managing Director

[Signature page to Amendment No. 1 to 2014 Note Purchase Agreement - Ametek]

METROPOLITAN LIFE INSURANCE COMPANY

GENERAL AMERICAN LIFE INSURANCE COMPANY
by Metropolitan Life Insurance Company, its Investment Manager

By:	/s/ John Wills
Name: John Wills
Title: Managing Director

ERIE FAMILY LIFE INSURANCE COMPANY
by MetLife Investment Advisors, LLC, Its Investment Manager

METROPOLITAN LIFE INSURANCE COMPANY, on behalf of its Separate Account 733 by MetLife Investment, Advisors, LLC, Its Investment Manager

By:	/s/ C. Scott Inglis
Name: C. Scott Inglis
Title: Managing Director

UNION FIDELITY LIFE INSURANCE COMPANY
by MetLife Investment Advisors, LLC, Its Investment Adviser

By:	/s/ C. Scott Inglis
Name: C. Scott Inglis
Title: Managing Director

[Signature page to Amendment No. 1 to 2014 Note Purchase Agreement - Ametek]

NEW YORK LIFE INSURANCE COMPANY

By:	/s/ Aron Davidowitz

Name: Aron Davidowitz
Title: Corporate Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
By:	NYL Investors LLC, its Investment Manager

	By:	/s/ Aron Davidowitz
Name: Aron Davidowitz
Title: Senior Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30C)
By:	NYL Investors LLC, its Investment Manager

	By:	/s/ Aron Davidowitz
Name: Aron Davidowitz
Title: Senior Director

[Signature page to Amendment No. 1 to 2014 Note Purchase Agreement - Ametek]

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

By:	/s/ Chris Miller
Name: Chris Miller
Title: Director

[Signature page to Amendment No. 1 to 2014 Note Purchase Agreement - Ametek]

UNITED SERVICES AUTOMOBILE ASSOCIATION

By:	/s/ James F. Jackson Jr.
Name: James F. Jackson Jr.
Title: Executive Director

USAA CASUALTY INSURANCE COMPANY

By:	/s/ James F. Jackson Jr.
Name: James F. Jackson Jr.
Title: Executive Director

USAA LIFE INSURANCE COMPANY

By:	/s/ James F. Jackson Jr.
Name: James F. Jackson Jr.
Title: Executive Director

USAA LIFE INSURANCE COMPANY OF NEW YORK

By:	/s/ James F. Jackson Jr.
Name: James F. Jackson Jr.
Title: Executive Director

USAA GENERAL INDEMNITY COMPANY

By:	/s/ James F. Jackson Jr.
Name: James F. Jackson Jr.
Title: Executive Director

GARRISON PROPERTY & CASUALTY INSURANCE COMPANY

By:	/s/ James F. Jackson Jr.
Name: James F. Jackson Jr.
Title: Executive Director

[Signature page to Amendment No. 1 to 2014 Note Purchase Agreement - Ametek]

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
By:	Allianz Investment Management LLC as authorized signatory and investment manager

	By:	/s/ CHARLES J. DUDLEY
Name: CHARLES J. DUDLEY
Title: MANAGING DIRECTOR

[Signature page to Amendment No. 1 to 2014 Note Purchase Agreement - Ametek]

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
By:	Northwestern Mutual Investment Management Company, LLC, its investment adviser

	By:	/s/ Mark E. Kishler
Name: Mark E. Kishler
Title: Its Authorized Representative

[Signature page to Amendment No. 1 to 2014 Note Purchase Agreement - Ametek]

THRIVENT FINANCIAL FOR LUTHERANS

By:	/s/ Christopher Patton
Name: Christopher Patton
Title: Managing Director

[Signature page to Amendment No. 1 to 2014 Note Purchase Agreement - Ametek]

VOYA INSURANCE AND ANNUITY COMPANY VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY RELIASTAR LIFE INSURANCE COMPANY RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK SECURITY LIFE OF DENVER INSURANCE COMPANY
By:	Voya Investment Management LLC, as Agent

	By:	/s/ Christopher P. Lyons
Name: Christopher P. Lyons
Title: Managing Director

[Signature page to Amendment No. 1 to 2014 Note Purchase Agreement - Ametek]

STATE FARM LIFE INSURANCE COMPANY

By:	/s/ Julie Hoyer
Julie Hoyer
Investment Executive-Fixed Income

By:	/s/ Jeffrey Attwood
Jeffrey Attwood
Investment Professional-Fixed Income

STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY

By:	/s/ Julie Hoyer
Julie Hoyer
Investment Executive-Fixed Income

By:	/s/ Jeffrey Attwood
Jeffrey Attwood
Investment Professional-Fixed Income

[Signature page to Amendment No. 1 to 2014 Note Purchase Agreement - Ametek]

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA

By:	AIG Asset Management (U.S.), LLC, as Investment Adviser

	By:	/s/ Gerald F. Herman
Name: Gerald F. Herman
Title: Managing Director

[Signature page to Amendment No. 1 to 2014 Note Purchase Agreement - Ametek]

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
By:	CIGNA Investments, Inc. (authorized agent)

	By:	/s/ Elisabeth V. Piker
Name: Elisabeth V. Piker
Title: Managing Director

CIGNA HEALTH AND LIFE INSURANCE COMPANY
By:	CIGNA Investments, Inc. (authorized agent)

	By:	/s/ Elisabeth V. Piker
Name: Elisabeth V. Piker
Title: Managing Director

LIFE INSURANCE COMPANY OF NORTH AMERICA
By:	CIGNA Investments, Inc. (authorized agent)

	By:	/s/ Elisabeth V. Piker
Name: Elisabeth V. Piker
Title: Managing Director

[Signature page to Amendment No. 1 to 2014 Note Purchase Agreement - Ametek]

UNUM LIFE INSURANCE COMPANY OF AMERICA

By:	Provident Investment Management, LLC
Its:	Agent

	By:	/s/ Ben Vance
Name: Ben Vance
Title: Vice President, Senior Managing Director

PROVIDENT LIFE AND ACCIDENT INSURANCE COMPANY

By:	Provident Investment Management, LLC
Its:	Agent

	By:	/s/ Ben Vance
Name: Ben Vance
Title: Vice President, Senior Managing Director

COLONIAL LIFE & ACCIDENT INSURANCE COMPANY

By:	Provident Investment Management, LLC
Its:	Agent

	By:	/s/ Ben Vance
Name: Ben Vance
Title: Vice President, Senior Managing Director

[Signature page to Amendment No. 1 to 2014 Note Purchase Agreement - Ametek]

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

By:	/s/ Amy Carroll
Name: Amy Carroll
Title: Director

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

By:	/s/ Amy Carroll
Name: Amy Carroll
Title: Director

[Signature page to Amendment No. 1 to 2014 Note Purchase Agreement - Ametek]

AMERICAN UNITED LIFE INSURANCE COMPANY

By:	/s/ Michael I. Bullock

Name: Michael I. Bullock
Title: VP, Private Placements

THE STATE LIFE INSURANCE COMPANY
By:	American United Life Insurance Company
Its:	Agent

	By:	/s/ Michael I. Bullock
Name: Michael I. Bullock
Title: VP, Private Placements

[Signature page to Amendment No. 1 to 2014 Note Purchase Agreement - Ametek]

AXA EQUITABLE LIFE INSURANCE COMPANY

By:	/s/ Amy Judd
Name: Amy Judd
Title: Investment Officer

[Signature page to Amendment No. 1 to 2014 Note Purchase Agreement - Ametek]

RIVERSOURCE LIFE INSURANCE COMPANY

By:	/s/ Thomas W. Murphy
Name: Thomas W. Murphy
Title: Vice President - Investments

[Signature page to Amendment No. 1 to 2014 Note Purchase Agreement - Ametek]

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

By:	/s/ Mary Beth Cadle
Name: Mary Beth Cadle
Title: Authorized Signatory

[Signature page to Amendment No. 1 to 2014 Note Purchase Agreement - Ametek]

HARTFORD LIFE INSURANCE COMPANY
HARTFORD FIRE INSURANCE COMPANY
HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY
By:	Hartford Investment Management Company their Agent and Attorney-in-Fact

	By:	/s/ DAWN BRUNEAU
Name: DAWN BRUNEAU
Title: VICE PRESIDENT

[Signature page to Amendment No. 1 to 2014 Note Purchase Agreement - Ametek]

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

By:	/s/ Eve Hampton
Name: Eve Hampton
Title: Vice President, Investments

By:	/s/ Ward Argust
Name: Ward Argust
Title: Assistant Vice President, Investments

[Signature page to Amendment No. 1 to 2014 Note Purchase Agreement - Ametek]

UNITED OF OMAHA LIFE INSURANCE COMPANY

By:	/s/ Justin P. Kavan
Name: Justin P. Kavan
Title: Senior Vice President

[Signature page to Amendment No. 1 to 2014 Note Purchase Agreement - Ametek]

MODERN WOODMEN OF AMERICA

By:	/s/ Douglas A. Pannier
Name: Douglas A. Pannier
Title: Group Head – Private Placements

[Signature page to Amendment No. 1 to 2014 Note Purchase Agreement - Ametek]

PHOENIX LIFE INSURANCE COMPANY

By:	/s/ Nelson Correa
Name: Nelson Correa
Title: Senior Managing Director

PHL VARIABLE INSURANCE COMPANY

By:	/s/ Nelson Correa
Name: Nelson Correa
Title: Its Duly Authorized Officer

[Signature page to Amendment No. 1 to 2014 Note Purchase Agreement - Ametek]

LIFE INSURANCE COMPANY OF THE SOUTHWEST

By:	/s/ Andrew Ebersole
Name: Andrew Ebersole
Title: Head of Private Placements

[Signature page to Amendment No. 1 to 2014 Note Purchase Agreement - Ametek]

DEARBORN NATIONAL LIFE INSURANCE COMPANY
CATHOLIC FINANCIAL LIFE
UNITEDHEALTHCARE INSURANCE COMPANY
FIDELITY LIFE ASSOCIATION
TRUSTMARK INSURANCE COMPANY
CATHOLIC UNITED FINANCIAL
By:	Advantus Capital Management, Inc.

	By:	/s/ Robert G. Diedrich
Name: Robert G. Diedrich
Title: Vice President

[Signature page to Amendment No. 1 to 2014 Note Purchase Agreement - Ametek]

ASSURITY LIFE INSURANCE COMPANY

By:	/s/ Victor Weber
Name: Victor Weber
Title: Senior Director - Investments

[Signature page to Amendment No. 1 to 2014 Note Purchase Agreement - Ametek]

TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA

By:	/s/ Annette M. Masterson
Name: Annette M. Masterson
Title: Vice President

[Signature page to Amendment No. 1 to 2014 Note Purchase Agreement - Ametek]

AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY

By:	/s/ Jeffrey A. Fossell
Name: Jeffrey A. Fossell
Title: Authorized Signatory

[Signature page to Amendment No. 1 to 2014 Note Purchase Agreement - Ametek]

STATE OF WISCONSIN INVESTMENT BOARD

By:	/s/ Christopher P. Prestigiacomo
Name: Christopher P. Prestigiacomo
Title: Portfolio Manager

[Signature page to Amendment No. 1 to 2014 Note Purchase Agreement - Ametek]

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

By:	/s/ David Divine
Name: David Divine
Title: Senior Portfolio Manager

[Signature page to Amendment No. 1 to 2014 Note Purchase Agreement - Ametek]

THE OHIO NATIONAL LIFE INSURANCE COMPANY

By:	/s/ Annette M. Teders
Name: Annette M. Teders
Title: Vice President

[Signature page to Amendment No. 1 to 2014 Note Purchase Agreement - Ametek]

AMERITAS LIFE INSURANCE CORP.
AMERITAS LIFE INSURANCE CORP. OF NEW YORK
By:	Ameritas Investment Partners, Inc., as Agent

	By:	/s/ Tina Udell
Name: Tina Udell
Title: Vice President & Managing Director

[Signature page to Amendment No. 1 to 2014 Note Purchase Agreement - Ametek]

AMERICAN FAMILY LIFE INSURANCE COMPANY

By:	/s/ David L. Voge
Name: David L. Voge
Title: Fixed Income Portfolio Manager

[Signature page to Amendment No. 1 to 2014 Note Purchase Agreement - Ametek]